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                                                                   Exhibit 10.51


                       BIOMED RESEARCH TECHNOLOGIES, INC.
                          PROJECT CONSULTING AGREEMENT



This Project Consulting Agreement is entered into as of this 1st day of October 2000 between Biomed Research Technologies, Inc. located at 3509 Cord Grass Drive, Valrico, FL 33594 (hereinafter also referred to as COMPANY) and William
A. Stafford, Ph.D. an independent contractor, located at 13202 Burnes Lake Dr., Tampa, FL 33612 (hereinafter also referred to as the CONSULTANT).

In consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1        WORK TO BE PERFORMED

         The CONSULTANT shall find potential new projects and provide advisory services related to Biomed Research Technologies, Inc. scope of products and services. CONSULTANT grants to COMPANY first right of refusal on any and all My-Tech, Inc. projects with the University of North Texas Health Science Center Cardiovascular Research Institute or any other institutions or individuals during the term of this Agreement.

2        INDEPENDENT CONSULTANT

         The CONSULTANT is retained as an independent contractor by COMPANY to the extent set forth in this Agreement and shall not be considered to have the status of an employee of the COMPANY. As an independent contractor, the CONSULTANT is not authorized to act on behalf of the COMPANY or to obligate the COMPANY in any manner whatsoever. Consultant is not entitled to any of the benefits of the COMPANY'S employees; and, is required to make all payments applicable to federal, state, and local taxing authorities, social security, etc.

3        TERM

         The consulting services hereunder shall be performed during the twelve-month period commencing October 1, 2000, with an automatic annual renewal each succeeding year for the next six- (6) years. However, it is understood and agreed that this Agreement can be extended or modified with the approval of both parties. Both parties agree to evaluate performance, objectives and time lines upon the expiration of each annual renewal period.


                                     1 of 3

                                                Steven L Rosner_________________
                                     William A. Stafford, Ph.D._________________
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4        REPORTS

         The CONSULTANT shall submit a Services Performed Report periodically to the Senior Executives. This report shall outline the status of each area as defined in Section 1.

5        CONSIDERATION

         The CONSULTANT shall be engaged for his services according to the term in Section 3 for total consideration of 1,000,000 shares (SHARES) of Biomed Research Technologies, Inc., ("BRTI") and a monthly fee of Six thousand two hundred fifty dollars ($6,250).

6        EXPENSES

         The COMPANY shall incur all business-related expenses. Any amount greater than $500 shall require the COMPANY'S written approval, which is not limited but includes travel expenses, postage, telephone charges and other related cost in an itemized statement submitted monthly for reimbursement.

7        NONDISCLOSURE OF INFORMATION

         The CONSULTANT agrees to keep in strictest confidence all information related to the products, methods of development/manufacture, trade secrets, and business affairs of COMPANY in connection with, or because of, the performance of services under this Agreement.

8        TERMINATION

         Either party may terminate this Agreement at any time after 90 days from commencement by written notice to the other party.

9        ACTING AS CONSULTANT ONLY

         It is understood that CONSULTANT is not a licensed securities broker or dealer. CONSULANT shall have no authority to enter into any commitments on the Company's behalf, to negotiate terms, or to hold any


                                     2 of 3

                                                Steven L Rosner_________________
                                     William A. Stafford, Ph.D._________________
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         funds or securities; or to perform any act which would require to be licensed as a securities or real estate broker or dealer.

10       ACCURATE INFORMATION

         The COMPANY hereby represents and warrants that all information provided CONSULTANT pertaining to the COMPANY shall be true and correct; and the COMPANY shall hold CONSULTANT harmless from any and all liability, expenses or claims arising from the disclosure or use of such information.

11       APPLICABLE LAW

         This Agreement shall be construed in accordance with, and be governed by, the laws of the State of Florida, Broward County. All disagreements shall be subject to and resolved by American Arbitration Association.

If the foregoing correctly sets forth our Agreement, please sign and return the enclosed copy of this letter.

Sincerely,

/s/ Steven L. Rosner

Steven L Rosner
Executive Vice President

AGREED TO AND ACCEPTED AS OF THE DATE HEREOF



 /s/ William A. Stafford                                 Date: ______________
--------------------------------
Dr. William A. Stafford
(Authorized Signature)


                                     3 of 3


                                                Steven L Rosner_________________
                                     William A. Stafford, Ph.D._________________